Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

First Quarter 2011

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - First Quarter 2011

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Revenues
Property-liability insurance premiums	$6,448	$6,442	$6,499	$6,513	$6,503
Life and annuity premiums and contract charges	569	531	548	545	544
Net investment income	982	998	1,005	1,049	1,050
Realized capital gains and losses:
Total other-than-temporary impairment losses	(156)	(300)	(99)	(288)	(250)
Portion of loss recognized in other comprehensive income	(27)	27	(68)	(18)	(5)
Net other-than-temporary impairment losses recognized in earnings	(183)	(273)	(167)	(306)	(255)
Sales and other realized capital gains and losses	279	389	23	(145)	(93)
Total realized capital gains and losses	96	116	(144)	(451)	(348)
Total revenues	8,095	8,087	7,908	7,656	7,749

Costs and expenses
Property-liability insurance claims and claims expense	4,476	4,842	4,603	4,714	4,792
Life and annuity contract benefits	454	443	445	485	442
Interest credited to contractholder funds	418	449	445	450	463
Amortization of deferred policy acquisition costs	1,051	1,065	1,006	949	1,014
Operating costs and expenses	838	835	828	789	829
Restructuring and related charges	9	(3)	9	13	11
Interest expense	92	92	91	92	92
Total costs and expenses	7,338	7,723	7,427	7,492	7,643

(Loss) gain on disposition of operations	(23)	(1)	9	2	1

Income from operations before income tax expense (benefit)	734	363	490	166	107

Income tax expense (benefit)	215	67	123	21	(13)

Net income	$519	$296	$367	$145	$120

Earnings per share: (1)

Net income per share - Basic	$0.98	$0.55	$0.68	$0.27	$0.22
Weighted average shares - Basic	531.0	539.5	540.9	540.7	540.5

Net income per share - Diluted	$0.97	$0.55	$0.68	$0.27	$0.22
Weighted average shares - Diluted	533.6	542.0	543.0	543.0	541.8

Cash dividends declared per share	$0.21	$0.20	$0.20	$0.20	$0.20

(1)    In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Contribution to income

Operating income before the impact of restructuring and related charges	$503	$270	$457	$450	$382
Restructuring and related charges, after-tax	(6)	1	(5)	(9)	(7)

Operating income *	497	271	452	441	375

Realized capital gains and losses, after-tax	63	76	(93)	(294)	(226)
Valuation changes on embedded derivatives that are not hedged, after-tax	8	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(26)	(43)	7	4	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	1	-	-	-	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(7)	(5)	(7)	(10)
(Loss) gain on disposition of operations, after-tax	(15)	(1)	6	1	1

Net income	$519	$296	$367	$145	$120

Income per share - Diluted (1)

Operating income before the impact of restructuring and related charges	$0.94	$0.50	$0.84	$0.83	$0.70
Restructuring and related charges, after-tax	(0.01)	-	(0.01)	(0.02)	(0.01)

Operating income	0.93	0.50	0.83	0.81	0.69

Realized capital gains and losses, after-tax	0.12	0.14	(0.17)	(0.53)	(0.42)
Valuation changes on embedded derivatives that are not hedged, after-tax	0.02	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.05)	(0.08)	0.01	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.01)	-	(0.01)	(0.02)
(Loss) gain on disposition of operations, after-tax	(0.03)	-	0.01	-	-

Net income	$0.97	$0.55	$0.68	$0.27	$0.22

Weighted average shares - Diluted	533.6	542.0	543.0	543.0	541.8

(1)         In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Property-Liability
Property-liability insurance premiums	$6,448	$6,442	$6,499	$6,513	$6,503
Net investment income	284	291	284	310	304
Realized capital gains and losses	57	82	(107)	(106)	(190)

Total Property-Liability revenues	6,789	6,815	6,676	6,717	6,617

Allstate Financial
Life and annuity premiums and contract charges	569	531	548	545	544
Net investment income	684	692	707	723	731
Realized capital gains and losses	39	36	(38)	(353)	(162)

Total Allstate Financial revenues	1,292	1,259	1,217	915	1,113

Corporate and Other
Service fees (1)	2	3	2	3	3
Net investment income	14	15	14	16	15
Realized capital gains and losses	-	(2)	1	8	4

Total Corporate and Other revenues before reclassification of services fees	16	16	17	27	22

Reclassification of service fees (1)	(2)	(3)	(2)	(3)	(3)

Total Corporate and Other revenues	14	13	15	24	19

Consolidated revenues	$8,095	$8,087	$7,908	$7,656	$7,749

(1)            For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Assets
Investments
Fixed income securities, at fair value (amortized cost $79,292, $78,786, $80,786, $81,425 and $82,486)	$80,242	$79,612	$83,193	$81,925	$81,284
Equity securities, at fair value (cost $3,792, 4,228, $3,447, $3,356 and $3,436)	4,437	4,811	3,707	3,254	3,807
Mortgage loans	6,582	6,679	6,961	7,173	7,639
Limited partnership interests	4,077	3,816	3,454	3,119	2,802
Short-term, at fair value (amortized cost $1,986, $3,279, $2,776, $2,414 and $2,482)	1,986	3,279	2,776	2,414	2,482
Other	2,287	2,286	2,123	2,058	2,209
Total investments	99,611	100,483	102,214	99,943	100,223

Cash	641	562	500	711	704
Premium installment receivables, net	4,842	4,839	4,981	4,830	4,823
Deferred policy acquisition costs	4,697	4,769	4,671	5,003	5,186
Reinsurance recoverables, net (1)	6,589	6,552	6,597	6,537	6,415
Accrued investment income	885	809	847	851	904
Deferred income taxes	612	784	670	1,301	1,440
Property and equipment, net	912	921	922	935	954
Goodwill	874	874	874	874	874
Other assets	2,159	1,605	1,799	1,822	1,804
Separate Accounts	8,603	8,676	8,459	8,003	9,059

Total assets	$130,425	$130,874	$132,534	$130,810	$132,386

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,494	$19,468	$19,294	$19,434	$19,420
Reserve for life-contingent contract benefits	13,552	13,482	13,955	13,483	13,052
Contractholder funds	46,834	48,195	48,936	49,443	51,027
Unearned premiums	9,563	9,800	10,001	9,684	9,575
Claim payments outstanding	761	737	733	733	763
Other liabilities and accrued expenses	6,369	5,564	5,945	6,054	5,992
Long-term debt	5,908	5,908	5,909	5,909	5,910
Separate Accounts	8,603	8,676	8,459	8,003	9,059
Total liabilities	111,084	111,830	113,232	112,743	114,798

Equity
Common stock, 524 million, 533 million, 538 million, 538 million and 538 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,156	3,176	3,165	3,155	3,152
Retained income	32,377	31,969	31,781	31,552	31,514
Deferred ESOP expense	(42)	(44)	(45)	(44)	(44)
Treasury stock, at cost (376 million, 367 million, 362 million, 362 million and 362 million)	(16,173)	(15,910)	(15,755)	(15,760)	(15,782)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(167)	(190)	(200)	(332)	(384)
Other unrealized net capital gains and losses	1,186	1,089	1,919	588	(172)
Unrealized adjustment to DAC, DSI and insurance reserves	60	36	(427)	72	472
Total unrealized net capital gains and losses	1,079	935	1,292	328	(84)
Unrealized foreign currency translation adjustments	79	69	54	43	60
Unrecognized pension and other postretirement benefit cost	(1,173)	(1,188)	(1,227)	(1,244)	(1,265)
Total accumulated other comprehensive (loss) income	(15)	(184)	119	(873)	(1,289)
Total shareholders’ equity	19,312	19,016	19,274	18,039	17,560
Noncontrolling interest	29	28	28	28	28
Total equity	19,341	19,044	19,302	18,067	17,588
Total liabilities and equity	130,425	$130,874	$132,534	$130,810	$132,386

(1)            Reinsurance recoverables of unpaid losses related to Property-Liability were $2,134 million, $2,072 million, $2,095 million, $2,176 million and $2,162 million as of March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Book value per share

Numerator:

Shareholders’ equity	$19,312	$19,016	$19,274	$18,039	$17,560

Denominator:

Shares outstanding and dilutive potential shares outstanding	529.0	538.4	543.3	542.7	544.3

Book value per share	$36.51	$35.32	$35.48	$33.24	$32.26

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$19,312	$19,016	$19,274	$18,039	$17,560

Unrealized net capital gains and losses on fixed income securities	678	573	1,138	398	(309)

Adjusted shareholders’ equity	$18,634	$18,443	$18,136	$17,641	$17,869

Denominator:

Shares outstanding and dilutive potential shares outstanding	529.0	538.4	543.3	542.7	544.3

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$35.22	$34.26	$33.38	$32.51	$32.83

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Return on Shareholders’ Equity

Numerator:

Net income (1)	$1,327	$928	$1,150	$1,004	$1,248

Denominator:

Beginning shareholders’ equity	$17,560	$16,692	$17,505	$15,068	$12,242
Ending shareholders’ equity	19,312	19,016	19,274	18,039	17,560

Average shareholders’ equity (2)	$18,436	$17,854	$18,390	$16,554	$14,901

Return on shareholders’ equity	7.2%	5.2%	6.3%	6.1%	8.4%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,661	$1,539	$1,860	$1,946	$1,802

Denominator:

Beginning shareholders’ equity	$17,560	$16,692	$17,505	$15,068	$12,242
Unrealized net capital gains and losses	(84)	(870)	112	(2,112)	(3,767)
Adjusted beginning shareholders’ equity	17,644	17,562	17,393	17,180	16,009

Ending shareholders’ equity	19,312	19,016	19,274	18,039	17,560
Unrealized net capital gains and losses	1,079	935	1,292	328	(84)
Adjusted ending shareholders’ equity	18,233	18,081	17,982	17,711	17,644

Average adjusted shareholders’ equity (2)	$17,939	$17,822	$17,688	$17,446	$16,827

Operating income return on shareholders’ equity	9.3%	8.6%	10.5%	11.2%	10.7%

(1)            Net income and operating income reflect a trailing twelve-month period.

(2)            Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Debt

Long-term debt	$5,908	5,908	$5,909	$5,909	$5,910

Capital resources

Debt	$5,908	$5,908	$5,909	$5,909	$5,910

Shareholders’ equity
Common stock	9	9	9	9	9
Additional capital paid-in	3,156	3,176	3,165	3,155	3,152
Retained income	32,377	31,969	31,781	31,552	31,514
Deferred ESOP expense	(42)	(44)	(45)	(44)	(44)
Treasury stock	(16,173)	(15,910)	(15,755)	(15,760)	(15,782)
Unrealized net capital gains and losses	1,079	935	1,292	328	(84)
Unrealized foreign currency translation adjustments	79	69	54	43	60
Unrecognized pension and other postretirement benefit cost	(1,173)	(1,188)	(1,227)	(1,244)	(1,265)
Total shareholders’ equity	19,312	19,016	19,274	18,039	17,560

Total capital resources	$25,220	$24,924	$25,183	$23,948	$23,470

Ratio of debt to shareholders’ equity	30.6%	31.1%	30.7%	32.8%	33.7%

Ratio of debt to capital resources	23.4%	23.7%	23.5%	24.7%	25.2%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$519	$296	$367	$145	$120
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	31	39	29	10	16
Realized capital gains and losses	(96)	(116)	144	451	348
Loss (gain) on disposition of operations	23	1	(9)	(2)	(1)
Interest credited to contractholder funds	418	449	445	450	463
Changes in:
Policy benefits and other insurance reserves	(58)	95	(163)	118	188
Unearned premiums	(248)	(212)	307	126	(261)
Deferred policy acquisition costs	72	44	(68)	(100)	30
Premium installment receivables, net	3	147	(146)	(15)	24
Reinsurance recoverables, net	(117)	(36)	(23)	(134)	(72)
Income taxes	200	22	104	1	73
Other operating assets and liabilities	(21)	(63)	(58)	80	36
Net cash provided by operating activities	726	666	929	1,130	964

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	8,363	5,536	8,231	4,184	4,930
Equity securities	642	87	1,216	1,056	1,990
Limited partnership interests	113	118	109	132	146
Mortgage loans	26	3	77	41	3
Other investments	63	23	36	25	37
Investment collections
Fixed income securities	1,201	1,475	1,281	1,269	1,122
Mortgage loans	88	292	146	375	263
Other investments	77	41	52	26	18
Investment purchases
Fixed income securities	(10,207)	(5,033)	(8,812)	(4,801)	(7,099)
Equity securities	(144)	(843)	(1,220)	(945)	(556)
Limited partnership interests	(334)	(302)	(424)	(431)	(185)
Mortgage loans	(26)	(65)	(45)	(9)	(1)
Other investments	(58)	(82)	(20)	(36)	(43)
Change in short-term investments, net	1,649	(486)	(335)	28	411
Change in other investments, net	(119)	(55)	(336)	(79)	(49)
Purchases of property and equipment, net	(48)	(48)	(45)	(45)	(24)
Disposition of operations	(1)	-	7	-	-
Net cash provided by (used in) investing activities	1,285	661	(82)	790	963

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt	-	(1)	-	(1)	-
Contractholder fund deposits	596	683	730	739	828
Contractholder fund withdrawals	(2,122)	(1,691)	(1,667)	(2,543)	(2,569)
Dividends paid	(107)	(108)	(107)	(108)	(107)
Treasury stock purchases	(305)	(147)	-	-	(5)
Shares reissued under equity incentive plans, net	9	2	1	11	14
Excess tax benefits on share-based payment arrangements	(3)	-	(3)	(2)	(2)
Other	-	(3)	(12)	(9)	6
Net cash used in financing activities	(1,932)	(1,265)	(1,058)	(1,913)	(1,835)

NET INCREASE (DECREASE) IN CASH	79	62	(211)	7	92
CASH AT BEGINNING OF PERIOD	562	500	711	704	612
CASH AT END OF PERIOD	$641	$562	$500	$711	$704

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2011							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2011

				Amortization
				relating to	Amortization			DAC before		DAC after
				realized	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	March 31, 2011	and losses	and losses	and losses

Property-Liability	$1,377	$878	$(904)	$-	$-	$-	$1,351	$1,351	$-	$1,351

Allstate Financial:
Traditional life and accident and health	693	41	(32)	-	-	-	702	702	-	702
Interest-sensitive life	2,265	56	(54)	(10)	(17)	(4)	2,236	2,286	(50)	2,236
Fixed annuity	431	6	(14)	(25)	5	2	405	281	124	405
Other	3	-	-	-	-	-	3	3	-	3
Sub-total	3,392	103	(100)	(35)	(12)	(2)	3,346	3,272	74	3,346

Consolidated	$4,769	$981	$(1,004)	$(35)	$(12)	$(2)	$4,697	$4,623	$74	$4,697

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2010							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2010

				Amortization
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	March 31, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$872	$(925)	$-	$-	$-	$1,357	$1,357	$-	$1,357

Allstate Financial:
Traditional life and accident and health	650	38	(29)	-	-	-	659	659	-	659
Interest-sensitive life	2,246	61	(44)	(2)	13	(65)	2,209	2,176	33	2,209
Fixed annuity	1,159	15	(25)	(1)	(1)	(191)	956	374	582	956
Other	5	-	-	-	-	-	5	5	-	5
Sub-total	4,060	114	(98)	(3)	12	(256)	3,829	3,214	615	3,829

Consolidated	$5,470	$986	$(1,023)	$(3)	$12	$(256)	$5,186	$4,571	$615	$5,186

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Premiums written *	$6,215	$6,242	$6,767	$6,640	$6,258
Decrease (increase) in unearned premiums	234	203	(319)	(110)	245
Other	(1)	(3)	51	(17)	-

Premiums earned	6,448	6,442	6,499	6,513	6,503
Claims and claims expense	(4,476)	(4,842)	(4,603)	(4,714)	(4,792)
Amortization of deferred policy acquisition costs	(904)	(924)	(915)	(914)	(925)
Operating costs and expenses	(730)	(726)	(706)	(664)	(704)
Restructuring and related charges	(11)	1	(9)	(14)	(11)
Underwriting income (loss) *	327	(49)	266	207	71

Net investment income	284	291	284	310	304
Periodic settlements and accruals on non-hedge derivative instruments	(4)	(3)	(2)	(1)	(1)
Income tax expense on operations	(180)	(33)	(154)	(148)	(88)

Operating income	427	206	394	368	286

Realized capital gains and losses, after-tax	38	54	(69)	(69)	(123)
(Loss) gain on disposition of operations, after-tax	-	(1)	4	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	3	1	2	-	1
Net income	$468	$260	$331	$299	$164

Catastrophe losses	$333	$537	$386	$636	$648

Operating ratios *
Claims and claims expense (“loss”) ratio	69.4	75.2	70.8	72.4	73.7
Expense ratio (1)	25.5	25.6	25.1	24.4	25.2
Combined ratio	94.9	100.8	95.9	96.8	98.9

Combined ratio excluding the effect of catastrophes *	89.7	92.5	90.0	87.0	88.9
Effect of catastrophe losses on combined ratio *	5.2	8.3	5.9	9.8	10.0
Combined ratio	94.9	100.8	95.9	96.8	98.9

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	89.9	92.0	89.2	88.1	89.1
Effect of catastrophe losses on combined ratio *	5.2	8.3	5.9	9.8	10.0
Effect of prior year reserve reestimates on combined ratio *	(0.7)	0.1	0.2	(2.3)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.5	0.4	0.6	1.2	0.2
Combined ratio	94.9	100.8	95.9	96.8	98.9

Effect of restructuring and related charges on combined ratio *	0.2	-	0.1	0.2	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.1	0.3	-	0.1

(1)

The increase in the expense ratio in the first quarter of 2011 compared to the first quarter of 2010 is driven by a litigation accrual, marketing costs and lower premiums earned, partially offset by improved operational efficiencies.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Property-Liability Underwriting Summary
Allstate Protection	$333	$(45)	$287	$209	$75
Discontinued Lines and Coverages	(6)	(4)	(21)	(2)	(4)
Underwriting income (loss)	$327	$(49)	$266	$207	$71

Allstate Protection Underwriting Summary
Premiums written	$6,216	$6,241	$6,767	$6,640	$6,258

Premiums earned	$6,449	$6,441	$6,498	$6,513	$6,503
Claims and claims expense	(4,472)	(4,838)	(4,582)	(4,713)	(4,790)
Amortization of deferred policy acquisition costs	(904)	(924)	(915)	(914)	(925)
Operating costs and expenses	(729)	(725)	(705)	(663)	(702)
Restructuring and related charges	(11)	1	(9)	(14)	(11)
Underwriting income (loss)	$333	$(45)	$287	$209	$75

Catastrophe losses	$333	$537	$386	$636	$648

Operating ratios
Loss ratio	69.3	75.1	70.5	72.4	73.6
Expense ratio	25.5	25.6	25.1	24.4	25.2
Combined ratio	94.8	100.7	95.6	96.8	98.8

Effect of catastrophe losses on combined ratio	5.2	8.3	5.9	9.8	10.0

Effect of restructuring and related charges on combined ratio	0.2	-	0.1	0.2	0.2

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$(1)	$1	$-	$-	$-

Premiums earned	$(1)	$1	$1	$-	$-
Claims and claims expense	(4)	(4)	(21)	(1)	(2)
Operating costs and expenses	(1)	(1)	(1)	(1)	(2)

Underwriting loss	$(6)	$(4)	$(21)	$(2)	$(4)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.3	-	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Allstate brand (1)
Standard auto	$3,984	$3,843	$4,028	$3,948	$4,023
Non-standard auto	210	203	223	220	237
Auto	4,194	4,046	4,251	4,168	4,260

Involuntary auto	19	22	18	25	16
Commercial lines	120	120	130	137	131
Homeowners	1,225	1,389	1,610	1,565	1,189
Other personal lines	413	408	468	457	399
	5,971	5,985	6,477	6,352	5,995

Encompass brand
Standard auto	144	149	166	169	160
Non-standard auto	1	1	1	1	3
Auto	145	150	167	170	163

Involuntary auto	3	2	3	3	2
Homeowners	79	85	98	94	80
Other personal lines	18	19	22	21	18

	245	256	290	288	263

Allstate Protection	6,216	6,241	6,767	6,640	6,258

Discontinued Lines and Coverages	(1)	1	-	-	-

Property-Liability	$6,215	$6,242	$6,767	$6,640	$6,258

Allstate Protection
Standard auto	$4,128	$3,992	$4,194	$4,117	$4,183
Non-standard auto	211	204	224	221	240
Auto	4,339	4,196	4,418	4,338	4,423

Involuntary auto	22	24	21	28	18
Commercial lines	120	120	130	137	131
Homeowners	1,304	1,474	1,708	1,659	1,269
Other personal lines	431	427	490	478	417

	$6,216	$6,241	$6,767	$6,640	$6,258

(1)

Allstate brand premiums written by the direct channel, excluding Allstate Canada, totaled $206 million, $184 million, $195 million, $181 million and $185 million for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively. The increase of 11.4% in the first quarter of 2011 compared to the first quarter of 2010 reflected an impact of profitability management actions taken in New York, Florida, California and North Carolina. The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended March 31,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

	Premiums earned		Incurred losses		Incurred catastrophe losses		Expenses		Loss ratio (2)		Effect of catastrophe losses on the loss ratio		Expense ratio		Effect of pre-tax reserve reestimates on the combined ratio

Allstate brand
Standard auto	$3,928	$3,943	$2,760	$2,739	$18	$28	$974	$985	70.3	69.4	0.5	0.7	24.8	25.0	(0.4)	(0.1)
Non-standard auto	210	230	136	158	-	1	48	56	64.8	68.7	-	0.4	22.8	24.3	(3.3)	(1.3)
Auto	4,138	4,173	2,896	2,897	18	29	1,022	1,041	70.0	69.4	0.4	0.7	24.7	25.0	(0.6)	(0.1)

Homeowners	1,448	1,416	983	1,239	257	525	341	337	67.9	87.5	17.7	37.1	23.5	23.8	(2.7)	(0.4)
Other personal lines (1)	588	592	396	376	41	43	202	173	67.3	63.5	7.0	7.3	34.4	29.2	2.6	(3.9)

Total Allstate brand	6,174	6,181	4,275	4,512	316	597	1,565	1,551	69.2	73.0	5.1	9.7	25.4	25.1	(0.8)	(0.6)

Encompass brand
Standard auto	160	194	121	149	-	2	45	51	75.7	76.8	-	1.0	28.1	26.3	3.1	5.2
Non-standard auto	1	4	1	4	-	-	1	1	100.0	100.0	-	-	100.0	25.0	-	-
Auto	161	198	122	153	-	2	46	52	75.8	77.3	-	1.0	28.5	26.2	3.1	5.1

Homeowners	91	100	60	103	15	46	28	29	65.9	103.0	16.5	46.0	30.8	29.0	1.1	(2.0)
Other personal lines (1)	23	24	15	22	2	3	5	6	65.2	91.7	8.7	12.5	21.8	25.0	(8.7)	4.2

Total Encompass brand	275	322	197	278	17	51	79	87	71.7	86.4	6.2	15.8	28.7	27.0	1.5	2.8

Allstate Protection	$6,449	$6,503	$4,472	$4,790	$333	$648	$1,644	$1,638	69.3	73.6	5.2	10.0	25.5	25.2	(0.7)	(0.4)

(1)     Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)     Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	March 31, 2011				December 31, 2010				September 30, 2010				June 30, 2010

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,928	70.3	0.5	24.8	$3,941	74.6	0.8	25.1	$3,961	68.7	0.4	24.5	$3,969	70.1	2.0	24.4
Non-standard auto	210	64.8	-	22.8	216	69.4	0.5	17.6	222	61.7	-	27.5	228	68.9	0.4	26.3
Auto	4,138	70.0	0.4	24.7	4,157	74.4	0.8	24.7	4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5

Homeowners	1,448	67.9	17.7	23.5	1,431	77.8	30.3	24.2	1,430	80.5	23.1	24.2	1,416	82.6	34.7	21.8
Other personal lines (1)	588	67.3	7.0	34.4	573	75.2	9.1	33.9	591	61.4	4.4	27.3	592	65.7	8.3	28.4

Total Allstate brand	6,174	69.2	5.1	25.4	6,161	75.2	8.4	25.5	6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3

Encompass brand
Standard auto	160	75.7	-	28.1	164	76.2	1.2	27.5	173	75.7	0.6	30.1	185	73.0	0.5	27.0
Non-standard auto	1	100.0	-	100.0	1	100.0	-	200.0	2	100.0	-	50.0	2	100.0	-	50.0
Auto	161	75.8	-	28.5	165	76.3	1.2	28.5	175	76.0	0.6	30.3	187	73.2	0.5	27.3

Homeowners	91	65.9	16.5	30.8	93	64.5	16.1	30.1	96	63.5	13.5	32.3	96	64.6	15.6	30.2
Other personal lines (1)	23	65.2	8.7	21.8	22	77.3	4.5	22.7	23	60.9	-	30.4	25	64.0	-	20.0

Total Encompass brand	275	71.7	6.2	28.7	280	72.5	6.4	28.6	294	70.7	4.8	31.0	308	69.8	5.2	27.6

Allstate Protection	$6,449	69.3	5.2	25.5	$6,441	75.1	8.3	25.6	$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4

	Three months ended				Three months ended				Three months ended				Three months ended
	March 31, 2010				December 31, 2009				September 30, 2009				June 30, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1	$3,928	70.7	2.1	24.2
Non-standard auto	230	68.7	0.4	24.3	231	69.3	0.4	25.1	231	63.6	0.4	25.6	240	67.1	1.3	23.7
Auto	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1	4,168	70.6	2.1	24.1

Homeowners	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9	1,409	95.1	45.8	21.2
Other personal lines (1)	592	63.5	7.3	29.2	591	66.7	6.6	28.6	601	64.1	4.0	31.6	600	72.5	9.8	25.3

Total Allstate brand	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6	6,177	76.3	12.8	23.6

Encompass brand
Standard auto	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4	234	73.5	0.4	26.1
Non-standard auto	4	100.0	-	25.0	5	80.0	-	40.0	6	66.7	-	50.0	7	85.7	-	28.6
Auto	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0	241	73.9	0.4	26.1

Homeowners	100	103.0	46.0	29.0	104	57.7	9.6	29.8	108	67.6	15.7	29.6	114	76.3	22.8	28.1
Other personal lines (1)	24	91.7	12.5	25.0	26	88.4	3.8	23.1	26	65.4	-	26.9	28	71.4	3.6	25.0

Total Encompass brand	322	86.4	15.8	27.0	340	72.3	2.9	26.8	361	73.1	5.0	27.2	383	74.4	7.3	26.6

Allstate Protection	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7	$6,560	76.2	12.5	23.8

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	March 31, 2011 (1)				December 31, 2010				September 30, 2010				June 30, 2010

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	13	(7)(8)	1.1	4.1	14	(6) (7)	0.4	1.3	21	(7)	0.5	2.8	32	(6) (7)	0.2	0.5
Non-standard auto	3		3.6	18.4	2		0.4	3.2	4		0.7	5.8	5	(6)	2.7	10.9
Auto	15		1.3	4.7	14	(6)	0.4	1.4	24		0.5	2.9	33	(6)	0.3	0.9
Homeowners (3)	12	(6)	1.8	9.9	10		3.2	7.4	15		1.0	4.2	14	(6)	2.0	11.3

Encompass brand
Standard auto	3		4.9	5.0	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	3		4.5	5.0	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)
Homeowners	5		0.8	2.9	5		0.1	0.8	8	(6)	-	(0.1)	7		-	(0.3)

	Three months ended			Three months ended			Three months ended				Three months ended
	March 31, 2010			December 31, 2009			September 30, 2009				June 30, 2009

	Number of		State	Number of		State	Number of			State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	8	0.3	2.9	15	1.5	5.5	15		1.4	6.5	12		0.8	4.3
Non-standard auto	1	0.9	22.1	4	1.1	9.4	4		1.2	5.5	2		0.1	3.2
Auto	9	0.3	3.3	17	1.5	5.6	17		1.4	6.4	13		0.8	4.3
Homeowners (3)	6	0.9	7.4	22	1.9	6.5	19	(6)	2.4	6.9	16		1.7	13.3

Encompass brand
Standard auto	6	1.5	7.1	11	1.3	9.5	13		1.6	9.6	8		1.0	8.3
Non-standard auto	-	-	-	-	-	-	-		-	-	-		-	-
Auto	6	1.4	7.1	11	1.3	9.5	13		1.6	9.6	8		0.9	8.3
Homeowners	5	0.7	5.2	10	0.6	7.9	17		2.0	4.8	10	(6)	0.5	5.7

(1)                Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states, rate changes approved for the three month period ending March 31, 2011 are estimated to total $320 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)                Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.4%, 0.6%, 0.2%, (0.1)%, 1.5%, 1.6%, 0.5% and 0.6% for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(3)                Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 2.9%, 2.5% 1.0%, 1.7%, 1.5%, 1.5%, 2.4% and 1.7% for the three months ended March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009 and June 30, 2009, respectively.

(4)                Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.

(5)                Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.

(6)                Includes Washington, D.C.

(7)                Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).

(8)                Includes the impact of a 20.9% and 2.3% rate increase in Florida and a 12.0% rate increase in New York in the first quarter of 2011.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Standard auto
($ in millions)
Net premiums written
Allstate brand	$3,984	$3,843	$4,028	$3,948	$4,023
Encompass brand	144	149	166	169	160
	4,128	3,992	4,194	4,117	4,183
Net premiums earned
Allstate brand	$3,928	$3,941	$3,961	$3,969	$3,943
Encompass brand	160	164	173	185	194
	4,088	4,105	4,134	4,154	4,137
Incurred losses
Allstate brand	$2,760	$2,941	$2,723	$2,783	$2,739
Encompass brand	121	125	131	135	149
	2,881	3,066	2,854	2,918	2,888
Expenses
Allstate brand	$974	$990	$970	$969	$985
Encompass brand	45	45	52	50	51
	1,019	1,035	1,022	1,019	1,036
Underwriting Income
Allstate brand	$194	$10	$268	$217	$219
Encompass brand	(6)	(6)	(10)	-	(6)
	188	4	258	217	213
Loss ratio
Allstate brand (1)	70.3	74.6	68.7	70.1	69.4
Encompass brand	75.7	76.2	75.7	73.0	76.8
Allstate Protection	70.5	74.7	69.1	70.3	69.8
Expense ratio
Allstate brand	24.8	25.1	24.5	24.4	25.0
Encompass brand	28.1	27.5	30.1	27.0	26.3
Allstate Protection	24.9	25.2	24.7	24.5	25.1
Combined ratio
Allstate brand	95.1	99.7	93.2	94.5	94.4
Encompass brand	103.8	103.7	105.8	100.0	103.1
Allstate Protection	95.4	99.9	93.8	94.8	94.9
Effect of catastrophe losses on loss ratio
Allstate brand	0.5	0.8	0.4	2.0	0.7
Encompass brand	-	1.2	0.6	0.5	1.0

Allstate brand standard auto domestic operating measures (2)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Operating measures (3)
Policies in force (in thousands)	17,456	17,484	17,479	17,529	17,581
New issued applications (in thousands) (4)	519	526	537	498	464
New items added to existing policies (in thousands) (5)	363	340	394	397	367
Average premium - gross written ($)	439	442	441	444	443
Average premium - net earned ($)	430	433	432	433	430
Renewal ratio (%)	88.9	88.4	88.7	89.0	88.8

Loss trends
(% change year-over-year)
Bodily injury claim frequency	3.1	7.7	7.5	4.2	5.4
Property damage claim frequency	1.2	2.4	3.7	1.9	(0.1)

(1)	In the first quarter of 2011, Florida and New York continue to have a loss ratio higher than countrywide average.
(2)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(3)	Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.
(4)

Excluding Florida and New York (impacted by actions to improve profitability), new issued applications on a countrywide basis increased 16.6% to 449 thousand in the first quarter of 2011 from 385 thousand in the first quarter of 2010.

(5)	Net increases in insured cars by policy endorsement activity.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$210	$203	$223	$220	$237
Encompass brand	1	1	1	1	3
	211	204	224	221	240
Net premiums earned
Allstate brand	$210	$216	$222	$228	$230
Encompass brand	1	1	2	2	4
	211	217	224	230	234
Incurred losses
Allstate brand	$136	$150	$137	$157	$158
Encompass brand	1	1	2	2	4
	137	151	139	159	162
Expenses
Allstate brand	$48	$38	$61	$60	$56
Encompass brand	1	2	1	1	1
	49	40	62	61	57
Underwriting Income
Allstate brand	$26	$28	$24	$11	$16
Encompass brand	(1)	(2)	(1)	(1)	(1)
	25	26	23	10	15
Loss ratio
Allstate brand	64.8	69.4	61.7	68.9	68.7
Encompass brand	100.0	100.0	100.0	100.0	100.0
Allstate Protection	64.9	69.6	62.0	69.2	69.2
Expense ratio
Allstate brand	22.8	17.6	27.5	26.3	24.3
Encompass brand	100.0	200.0	50.0	50.0	25.0
Allstate Protection	23.3	18.4	27.7	26.5	24.4
Combined ratio
Allstate brand	87.6	87.0	89.2	95.2	93.0
Encompass brand	200.0	300.0	150.0	150.0	125.0
Allstate Protection	88.2	88.0	89.7	95.7	93.6
Effect of catastrophe losses on loss ratio
Allstate brand	-	0.5	-	0.4	0.4
Encompass brand	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Operating measures (2)
Policies in force (in thousands)	627	640	671	706	724
New issued applications (in thousands)	78	63	70	77	99
Average premium - gross written ($)	621	627	630	619	619
Average premium - net earned ($)	579	576	571	573	571
Renewal ratio (%)	70.4	70.5	70.8	72.5	71.8

Loss trends
(% change year-over-year)
Bodily injury claim frequency	2.3	8.1	7.1	1.4	6.6
Property damage claim frequency	0.5	0.3	3.3	0.8	3.1

(1)      Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)      Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Auto
($ in millions)
Net premiums written
Allstate brand	$4,194	$4,046	$4,251	$4,168	$4,260
Encompass brand	145	150	167	170	163
	4,339	4,196	4,418	4,338	4,423
Net premiums earned
Allstate brand	$4,138	$4,157	$4,183	$4,197	$4,173
Encompass brand	161	165	175	187	198
	4,299	4,322	4,358	4,384	4,371
Incurred losses
Allstate brand	$2,896	$3,091	$2,860	$2,940	$2,897
Encompass brand	122	126	133	137	153
	3,018	3,217	2,993	3,077	3,050
Expenses
Allstate brand	$1,022	$1,028	$1,031	$1,029	$1,041
Encompass brand	46	47	53	51	52
	1,068	1,075	1,084	1,080	1,093
Underwriting Income
Allstate brand	$220	$38	$292	$228	$235
Encompass brand	(7)	(8)	(11)	(1)	(7)
	213	30	281	227	228
Loss ratio
Allstate brand	70.0	74.4	68.4	70.1	69.4
Encompass brand	75.8	76.3	76.0	73.2	77.3
Allstate Protection	70.2	74.5	68.7	70.2	69.8
Expense ratio
Allstate brand	24.7	24.7	24.6	24.5	25.0
Encompass brand	28.5	28.5	30.3	27.3	26.2
Allstate Protection	24.8	24.8	24.9	24.6	25.0
Combined ratio
Allstate brand	94.7	99.1	93.0	94.6	94.4
Encompass brand	104.3	104.8	106.3	100.5	103.5
Allstate Protection	95.0	99.3	93.6	94.8	94.8
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	0.8	0.4	1.9	0.7
Encompass brand	-	1.2	0.6	0.5	1.0
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(0.6)	(1.2)	(0.9)	(2.1)	(0.1)
Encompass brand	3.1	(6.1)	(1.7)	1.6	5.1

Allstate brand auto domestic operating measures (1)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Operating measures (2)
Policies in force (in thousands)	18,083	18,124	18,150	18,235	18,305
New issued applications (in thousands)	597	589	607	575	563
Average premium - gross written ($)	446	449	449	452	451
Average premium - net earned ($)	435	438	437	439	436
Renewal ratio (%)	88.1	88.0	87.9	88.3	88.0

Loss trends
(% change year-over-year)
Bodily injury claim frequency	2.7	7.5	7.3	3.9	5.4
Property damage claim frequency	0.9	2.2	3.6	1.8	-
Paid severity - bodily injury	3.6	(0.2)	1.1	(1.0)	(1.3)
Paid severity - property damage	0.8	(1.7)	1.0	(1.5)	0.4

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,225	$1,389	$1,610	$1,565	$1,189
Encompass brand	79	85	98	94	80
	1,304	1,474	1,708	1,659	1,269
Net premiums earned
Allstate brand	$1,448	$1,431	$1,430	$1,416	$1,416
Encompass brand	91	93	96	96	100
	1,539	1,524	1,526	1,512	1,516
Incurred losses
Allstate brand	$983	$1,113	$1,151	$1,169	$1,239
Encompass brand	60	60	61	62	103
	1,043	1,173	1,212	1,231	1,342
Expenses
Allstate brand	$341	$346	$346	$309	$337
Encompass brand	28	28	31	29	29
	369	374	377	338	366
Underwriting Income
Allstate brand	$124	$(28)	$(67)	$(62)	$(160)
Encompass brand	3	5	4	5	(32)
	127	(23)	(63)	(57)	(192)
Loss ratio
Allstate brand	67.9	77.8	80.5	82.6	87.5
Encompass brand	65.9	64.5	63.5	64.6	103.0
Allstate Protection	67.7	77.0	79.4	81.4	88.5
Expense ratio
Allstate brand	23.5	24.2	24.2	21.8	23.8
Encompass brand	30.8	30.1	32.3	30.2	29.0
Allstate Protection	24.0	24.5	24.7	22.4	24.2
Combined ratio
Allstate brand	91.4	102.0	104.7	104.4	111.3
Encompass brand	96.7	94.6	95.8	94.8	132.0
Allstate Protection	91.7	101.5	104.1	103.8	112.7
Effect of catastrophe losses on loss ratio
Allstate brand	17.7	30.3	23.1	34.7	37.1
Encompass brand	16.5	16.1	13.5	15.6	46.0
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	(2.7)	(1.8)	5.2	(4.2)	(0.4)
Encompass brand	1.1	5.4	(7.3)	(1.0)	(2.0)

Allstate brand homeowners domestic operating measures (1)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Operating measures (2)
Policies in force (in thousands)	6,631	6,690	6,740	6,821	6,886
New issued applications (in thousands)	114	126	140	151	119
Average premium - gross written ($)	975	963	953	933	921
Average premium - net earned ($)	844	825	821	803	795
Renewal ratio (%)	88.3	88.5	88.6	88.3	88.0

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	1.7	(8.5)	(2.3)	1.7	5.1
Claim severity excluding catastrophe losses	3.5	8.0	2.1	(0.7)	(2.1)

(1)	Measures presented for Allstate brand exclude the Company’s Canadian operations.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Policies in Force (2)
(in thousands)
Standard auto	17,456	17,484	17,479	17,529	17,581
Non-standard auto	627	640	671	706	724
Auto	18,083	18,124	18,150	18,235	18,305
Homeowners	6,631	6,690	6,740	6,821	6,886

New Issued Applications (3)
(in thousands)
Standard auto	519	526	537	498	464
Non-standard auto	78	63	70	77	99
Auto	597	589	607	575	563
Homeowners	114	126	140	151	119

Average Premium - Gross Written ($) (4)
Standard auto	439	442	441	444	443
Non-standard auto	621	627	630	619	619
Auto	446	449	449	452	451
Homeowners	975	963	953	933	921

Average Premium - Net Earned ($) (5)
Standard auto	430	433	432	433	430
Non-standard auto	579	576	571	573	571
Auto	435	438	437	439	436
Homeowners	844	825	821	803	795

Renewal Ratio (%) (6)
Standard auto	88.9	88.4	88.7	89.0	88.8
Non-standard auto	70.4	70.5	70.8	72.5	71.8
Auto	88.1	88.0	87.9	88.3	88.0
Homeowners	88.3	88.5	88.6	88.3	88.0

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	3.1	7.7	7.5	4.2	5.4
Non-standard auto	2.3	8.1	7.1	1.4	6.6
Auto	2.7	7.5	7.3	3.9	5.4

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	1.2	2.4	3.7	1.9	(0.1)
Non-standard auto	0.5	0.3	3.3	0.8	3.1
Auto	0.9	2.2	3.6	1.8	-

Auto Paid Severity
(% change year-over-year)
Bodily injury	3.6	(0.2)	1.1	(1.0)	(1.3)
Property damage	0.8	(1.7)	1.0	(1.5)	0.4

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	1.7	(8.5)	(2.3)	1.7	5.1
Claim severity	3.5	8.0	2.1	(0.7)	(2.1)

(1)       Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.

(2)       Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)       New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period.  Does not include automobiles that are added by existing customers.

(4)       Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)       Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)     Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Three months ended March 31, 2011

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$23	$22	95.7%	$3	13.0%
Other hurricane exposure states	789	601	76.2%	207	26.2%
Total hurricane exposure states (2)	812	623	76.7%	210	25.9%		6	10.8%
Other catastrophe exposure states	727	420	57.8%	62	8.5%		8	5.0%

Total	$1,539	$1,043	67.8%	$272	17.7%	16	14	9.3%

	1992 to 2010 Historical Information					1992 to 2010 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,637	$5,109	140.5%	$3,560	97.9%	$3,746	$3,328	88.8%	$1,778	47.5%
Other hurricane exposure states	41,697	33,381	80.1%	11,766	28.2%	41,765	33,313	79.8%	11,698	28.0%
Total hurricane exposure states (2)	45,334	38,490	84.9%	15,326	33.8%	45,511	36,641	80.5%	13,476	29.6%
Other catastrophe exposure states	38,784	29,451	75.9%	9,277	23.9%	38,785	27,609	71.2%	7,436	19.2%

Total	$84,118	$67,941	80.8%	$24,603	29.2%	$84,296	$64,250	76.2%	$20,912	24.8%	1,273

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2011.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1  million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2010, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$ 15,542	$ 3,301	$ 680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	-	-	-	5.2	6,448	333	333	5.2

Average (2)	5.0	6.6	12.9	5.7	7.5				4.3

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$ 15,542	$ 681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	-	-	-	5.2	6,448	333

Average (2)	4.1	6.4	10.8	4.5	6.5

(1)            The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)            The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)            The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended March 31, 2011
							Average

		Number		Claim and		Combined	catastrophe

Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		-	-%	$-	-%	-	$-
$101 million to $250 million		-	-	-	-	-	-
$50 million to $100 million		2	12.5	161	48.3	2.5	81
Less than $50 million		14	87.5	206	61.9	3.2	15
Total		16	100.0%	367	110.2	5.7	23
Prior year reserve reestimates				(34)	(10.2)	(0.5)
Prior quarter reserve reestimates				-	-	-
Total catastrophe losses				$333	100.0%	5.2

1995 through March 2011
	Principal						Average

	state with	Number		Claim and		Combined	catastrophe

Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (1)
Hurricane Katrina - 2005	LA			$3,592	13.7%	1.0	$3,592
Hurricane Rita - 2005	TX			891	3.4	0.2	891
Hurricane Ike - 2008	TX			861	3.3	0.2	861
Hurricane Ivan - 2004	FL			632	2.4	0.2	632
Hurricane Charley - 2004	FL			605	2.3	0.2	605
Hurricane Frances - 2004	FL			550	2.1	0.1	550
Hurricane Wilma - 2005	FL			542	2.1	0.1	542
Arizona Hail - 2010	AZ			355	1.4	0.1	355
Hurricane Jeanne - 2004	FL			337	1.3	0.1	337
October 2003 Fires	CA			300	1.1	0.1	300
Hurricane Gustav - 2008	LA			273	1.0	0.1	273
Greater than $250 million		11	1.0%	8,938	34.1	2.4	813
$101 million to $250 million		20	1.8	3,056	11.6	0.8	153
$50 million to $100 million		56	5.1	3,921	14.9	1.0	70
Less than $50 million		1,013	92.1	10,327	39.4	2.7	10
Total		1,100	100.0%	$26,242	100.0%	6.9	24

(1)

Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Pre-tax Reserve Reestimates (1)

Auto	$(19)	$(59)	$(40)	$(85)	$5
Homeowners	(38)	(21)	67	(61)	(8)
Other personal lines	13	80	(38)	(5)	(22)

Allstate Protection (2)	(44)	-	(11)	(151)	(25)

Discontinued Lines and Coverages	3	3	22	1	2

Property-Liability	$(41)	$3	$11	$(150)	$(23)

Allstate brand	$(48)	$5	$-	$(152)	$(34)
Encompass brand	4	(5)	(11)	1	9

Allstate Protection (2)	$(44)	$-	$(11)	$(151)	$(25)

Effect of Pre-tax Reserve Reestimates on Combined Ratio (1)

Auto	(0.3)	(0.9)	(0.6)	(1.3)	0.1
Homeowners	(0.6)	(0.3)	1.0	(0.9)	(0.1)
Other personal lines	0.2	1.2	(0.6)	(0.1)	(0.4)

Allstate Protection (2)	(0.7)	-	(0.2)	(2.3)	(0.4)

Discontinued Lines and Coverages	-	0.1	0.4	-	-

Property-Liability	(0.7)	0.1	0.2	(2.3)	(0.4)

Allstate brand	(0.8)	0.1	-	(2.3)	(0.5)
Encompass brand	0.1	(0.1)	(0.2)	-	0.1

Allstate Protection (2)	(0.7)	-	(0.2)	(2.3)	(0.4)

(1)	Favorable reserve reestimates are shown in parentheses.

(2)	Favorable reserve reestimates included in catastrophe losses totaled $34 million and $15 million in the three months ended March 31, 2011 and 2010, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months	Twelve months ended December 31,
	ended
	March 31,
	2011	2010	2009	2008	2007	2006
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,100	$1,180	$1,228	$1,302	$1,375	$1,373
Incurred claims and claims expense	-	5	(8)	8	17	86
Claims and claims expense paid	(9)	(85)	(40)	(82)	(90)	(84)
Ending reserves	$1,091	$1,100	$1,180	$1,228	$1,302	$1,375

Claims and claims expense paid as a percent of ending reserves	0.8%	7.7%	3.4%	6.7%	6.9%	6.1%

Environmental claims
Beginning reserves	$201	$198	$195	$232	$194	$205
Incurred claims and claims expense	-	18	13	-	63	10
Claims and claims expense paid	(8)	(15)	(10)	(37)	(25)	(21)
Ending reserves	$193	$201	$198	$195	$232	$194

Claims and claims expense paid as a percent of ending reserves	4.1%	7.5%	5.1%	19.0%	10.8%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Investments	$60,484	$61,582	$62,915	$61,804	$62,336

Premiums	$312	$273	$290	$286	$289
Contract charges	257	258	258	259	255
Net investment income	684	692	707	723	731
Periodic settlements and accruals on non- hedge derivative instruments	17	13	10	11	17
Contract benefits	(454)	(443)	(445)	(485)	(442)
Interest credited to contractholder funds	(425)	(439)	(446)	(450)	(463)
Amortization of deferred policy acquisition costs	(113)	(86)	(101)	(41)	(58)
Operating costs and expenses (1)	(109)	(115)	(118)	(116)	(120)
Restructuring and related charges	2	2	-	1	-
Income tax expense on operations	(55)	(51)	(47)	(63)	(70)

Operating income	116	104	108	125	139

Realized capital gains and losses, after-tax	25	23	(25)	(230)	(105)
Valuation changes on embedded derivatives that are not hedged, after-tax	8	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(26)	(43)	7	4	(2)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	1	-	-	-	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(12)	(8)	(7)	(7)	(11)
(Loss) gain on disposition of operations, after-tax	(15)	-	2	1	1

Net income (loss)	$97	$76	$85	$(107)	$4

(1)

Operating costs and expenses decreased 9.2% or $11 million in the first quarter of 2011 compared to the same period of 2010, primarily due to increased reinsurance expense allowances, lower occupancy costs due to consolidation of office buildings and non-recurring offsets to certain administrative costs of $4 million, and to a lesser extent, lower non-deferrable commissions and premium tax expenses related to discontinuing sales through banks and broker dealers effective March 31, 2010.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$108	$103	$107	$104	$106
Accident and health insurance premiums	161	157	157	151	156
Interest-sensitive life insurance contract charges	248	251	249	249	242
	517	511	513	504	504
Annuities
Immediate annuities with life contingencies premiums	43	13	26	31	27
Other fixed annuity contract charges	9	7	9	10	13
	52	20	35	41	40
Total	$569	$531	$548	$545	$544

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies	$251	$253	$247	$247	$246
Workplace enrolling agents	168	166	166	161	161
Other	150	112	135	137	137
Total	$569	$531	$548	$545	$544

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Beginning balance	$48,195	$48,936	$49,443	$51,027	$52,582

Deposits
Fixed annuities	164	180	224	237	291
Interest-sensitive life insurance	329	363	363	391	395
Bank and other deposits	213	246	262	234	252
Total deposits	706	789	849	862	938

Interest credited	410	439	445	448	462

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(487)	(49)	(3)	(827)	(954)
Benefits	(372)	(365)	(397)	(395)	(395)
Surrenders and partial withdrawals	(1,293)	(1,305)	(1,295)	(1,355)	(1,248)
Contract charges	(251)	(252)	(247)	(243)	(241)
Net transfers from separate accounts	3	3	3	3	2
Fair value hedge adjustments for institutional products	(34)	(23)	24	(74)	(123)
Other adjustments	(43)	22	114	(3)	4
Total maturities, benefits, withdrawals and other adjustments	(2,477)	(1,969)	(1,801)	(2,894)	(2,955)

Ending balance	$46,834	$48,195	$48,936	$49,443	$51,027

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Benefit spread
Premiums	$312	$273	$290	$286	$289
Cost of insurance contract charges (1)	162	161	161	159	156
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(319)	(307)	(310)	(346)	(303)
Total benefit spread	155	127	141	99	142

Investment spread
Net investment income	684	692	707	723	731
Implied interest on immediate annuities with life contingencies (2)	(135)	(136)	(135)	(139)	(139)
Interest credited to contractholder funds	(418)	(449)	(445)	(450)	(463)
Total investment spread	131	107	127	134	129

Surrender charges and contract maintenance expense fees (1)	95	97	97	100	99
Realized capital gains and losses	39	36	(38)	(353)	(162)
Amortization of deferred policy acquisition costs	(147)	(141)	(91)	(35)	(89)
Operating costs and expenses	(109)	(115)	(118)	(116)	(120)
Restructuring and related charges	2	2	-	1	-
(Loss) gain on disposition of operations	(23)	(1)	4	2	1
Income tax (expense) benefit on operations	(46)	(36)	(37)	61	4

Net income (loss)	$97	$76	$85	$(107)	$4

Benefit spread by product group
Life insurance	$93	$78	$93	$23	$88
Accident and health insurance	74	63	65	60	64
Annuities	(12)	(14)	(17)	16	(10)
Total benefit spread	$155	$127	$141	$99	$142

Investment spread by product group
Annuities and institutional products	$48	$31	$44	$54	$50
Life insurance	11	11	11	6	7
Allstate Bank products	8	7	8	8	8
Accident and health insurance	5	5	5	4	4
Net investment income on investments supporting capital	59	53	59	62	60
Total investment spread	$131	$107	$127	$134	$129

(1) Reconciliation of contract charges
Cost of insurance contract charges	$162	$161	$161	$159	$156
Surrender charges and contract maintenance expense fees	95	97	97	100	99
Total contract charges	$257	$258	$258	$259	$255

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(319)	$(307)	$(310)	$(346)	$(303)
Implied interest on immediate annuities with life contingencies	(135)	(136)	(135)	(139)	(139)
Total contract benefits	$(454)	$(443)	$(445)	$(485)	$(442)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended March 31, 2011			Three months ended March 31, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.2%	1.2%	5.4%	4.4%	1.0%
Deferred fixed annuities and institutional products	4.5	3.3	1.2	4.4	3.2	1.2
Immediate fixed annuities with and without life contingencies	6.2	6.2	-	6.3	6.4	(0.1)
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	3.6	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Net investment income	$14	$15	$14	$16	$15
Operating costs and expenses	(91)	(86)	(95)	(101)	(97)
Income tax benefit on operations	31	32	31	33	32

Operating loss	(46)	(39)	(50)	(52)	(50)

Realized capital gains and losses, after-tax	-	(1)	1	5	2

Net loss	$(46)	$(40)	$(49)	$(47)	$(48)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2011	2010	2010	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$8,942	$9,394	$10,287	$12,067	$13,181	$61	$62	$63	$64	$64
Taxable	19,126	18,019	19,135	17,089	15,552	49,117	49,872	51,477	50,483	50,246
Equity securities, at fair value	4,199	4,578	3,499	3,063	3,580	238	233	208	191	227
Mortgage loans	16	18	28	38	50	6,566	6,661	6,933	7,135	7,589
Limited partnership interests	2,684	2,506	2,289	2,014	1,744	1,358	1,274	1,128	1,067	1,023
Short-term, at fair value	473	430	454	655	608	874	1,297	1,038	947	1,074
Other	17	103	53	139	94	2,270	2,183	2,068	1,917	2,113
Total	$35,457	$35,048	$35,745	$35,065	$34,809	$60,484	$61,582	$62,915	$61,804	$62,336

Fixed income securities, at amortized cost:
Tax-exempt	$8,981	$9,399	$9,900	$11,804	$13,041	$59	$59	$59	$60	$60
Taxable	19,076	17,981	18,853	17,097	15,793	48,224	49,130	49,809	50,301	51,392
Ratio of fair value to amortized cost	100.0%	100.1%	102.3%	100.9%	99.6%	101.9%	101.5%	103.4%	100.4%	97.8%
Equity securities, at cost	$3,616	$4,043	$3,266	$3,175	$3,253	$176	$185	$181	$181	$183
Short-term, at amortized cost	473	430	454	655	608	874	1,297	1,038	947	1,074

	CORPORATE AND OTHER					CONSOLIDATED

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2011	2010	2010	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$706	$658	$618	$613	$652	$9,709	$10,114	$10,968	$12,744	$13,897
Taxable	2,290	1,607	1,613	1,609	1,589	70,533	69,498	72,225	69,181	67,387
Equity securities, at fair value	-	-	-	-	-	4,437	4,811	3,707	3,254	3,807
Mortgage loans	-	-	-	-	-	6,582	6,679	6,961	7,173	7,639
Limited partnership interests	35	36	37	38	35	4,077	3,816	3,454	3,119	2,802
Short-term, at fair value	639	1,552	1,284	812	800	1,986	3,279	2,776	2,414	2,482
Other	-	-	2	2	2	2,287	2,286	2,123	2,058	2,209
Total	$3,670	$3,853	$3,554	$3,074	$3,078	$99,611	$100,483	$102,214	$99,943	$100,223

Fixed income securities, at amortized cost:
Tax-exempt	$684	$637	$585	$582	$619	$9,724	$10,095	$10,544	$12,446	$13,720
Taxable	2,268	1,580	1,580	1,581	1,581	69,568	68,691	70,242	68,979	68,766
Ratio of fair value to amortized cost	101.5%	102.2%	103.0%	102.7%	101.9%	101.2%	101.0%	103.0%	100.6%	98.5%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,792	$4,228	$3,447	$3,356	$3,436
Short-term, at amortized cost	639	1,552	1,284	812	800	1,986	3,279	2,776	2,414	2,482

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	March 31, 2011			December 31, 2010			September 30, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$257	$6,766	103.9	$276	$8,596	103.3	$532	$11,253	105.0
Municipal	(254)	15,246	98.4	(267)	15,934	98.4	402	16,768	102.5
Corporate	1,300	42,395	103.2	1,395	37,655	103.8	2,334	37,204	106.7
Foreign government	295	3,117	110.5	337	3,158	111.9	482	3,428	116.4
Residential mortgage-backed securities (“RMBS”)	(377)	6,530	94.5	(516)	7,993	93.9	(693)	8,499	92.5
Commercial mortgage-backed securities (“CMBS”)	(103)	2,053	95.2	(219)	1,994	90.1	(382)	1,993	83.9
Asset-backed securities (“ABS”)	(169)	4,111	96.1	(181)	4,244	95.9	(270)	4,010	93.7
Redeemable preferred stock	1	24	104.3	1	38	102.7	2	38	105.6
Total fixed income securities	950	80,242	101.2	826	79,612	101.0	2,407	83,193	103.0

Equity securities	645	4,437	117.0	583	4,811	113.8	260	3,707	107.5
Short-term investments	-	1,986	100.0	-	3,279	100.0	-	2,776	100.0
Derivatives	(30)	512	94.5	(22)	439	95.2	(17)	318	94.9
EMA limited partnership interests (2)	7	N/A	N/A	-	-	-	-	-	-
Unrealized net capital gains and losses, pre-tax	$1,572	$87,177	101.8	$1,387	$88,141	101.6	$2,650	$89,994	103.0

Amounts recognized for:
Insurance reserves (3)	(2)			(41)			(608)
DAC and DSI (4)	95			97			(49)
Amounts recognized	93			56			(657)

Deferred income taxes	(586)			(508)			(701)

Unrealized net capital gains and losses, after-tax	$1,079			$935			$1,292

	June 30, 2010			March 31, 2010			December 31, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$512	$9,185	105.9	$218	$8,422	102.7	$203	$7,536	102.8
Municipal	89	18,849	100.5	(256)	20,148	98.7	(403)	21,280	98.1
Corporate	1,445	35,935	104.2	914	34,499	102.7	345	33,115	101.1
Foreign government	350	3,252	112.1	306	3,314	110.2	291	3,197	110.0
RMBS	(954)	8,961	90.4	(1,231)	9,112	88.1	(1,500)	7,987	84.2
CMBS	(553)	2,132	79.4	(768)	2,452	76.1	(925)	2,586	73.7
ABS	(390)	3,572	90.2	(387)	3,297	89.5	(488)	3,026	86.1
Redeemable preferred stock	1	39	102.6	2	40	105.3	-	39	100.0
Total fixed income securities	500	81,925	100.6	(1,202)	81,284	98.5	(2,477)	78,766	97.0

Equity securities	(102)	3,254	97.0	371	3,807	110.8	179	5,024	103.7
Short-term investments	-	2,414	100.0	-	2,482	100.0	-	3,056	100.0
Derivatives	2	283	100.7	(18)	437	96.0	(23)	548	96.0
Unrealized net capital gains and losses, pre-tax	$400	$87,876	100.5	$(849)	$88,010	99.0	$(2,321)	$87,394	97.4

Amounts recognized for:
Insurance reserves (3)	(292)			-			-
DAC and DSI (4)	403			726			990
Amounts recognized	111			726			990

Deferred income taxes	(183)			39			461

Unrealized net capital gains and losses, after-tax	$328			$(84)			$(870)

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized. Only the unrealized net capital gains and losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation. The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses. Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of March 31, 2011

	Par	Amortized	Gross unrealized		Fair	Amortized cost as a percent of	Fair value as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,862	$4,773	$114	$(114)	$4,773	98.2%	98.2%
Utilities	6,544	6,561	399	(67)	6,893	100.3	105.3
Consumer goods (cyclical and non-cyclical)	7,475	7,601	266	(54)	7,813	101.7	104.5
Financial services	4,027	3,973	132	(34)	4,071	98.7	101.1
Capital goods	4,731	4,748	226	(29)	4,945	100.4	104.5
Transportation	1,982	2,003	96	(24)	2,075	101.1	104.7
Technology	1,809	1,829	53	(15)	1,867	101.1	103.2
Basic industry	2,064	2,083	88	(14)	2,157	100.9	104.5
Communications	2,638	2,633	105	(10)	2,728	99.8	103.4
Energy	3,038	3,079	129	(6)	3,202	101.3	105.4
FDIC guaranteed	167	168	2	-	170	100.6	101.8
Other	1,757	1,644	65	(8)	1,701	93.6	96.8
Total corporate fixed income portfolio	41,094	41,095	1,675	(375)	42,395	100.0	103.2

U.S. government and agencies	7,142	6,509	277	(20)	6,766	91.1	94.7
Municipal	18,535	15,500	367	(621)	15,246	83.6	82.3
Foreign government	3,262	2,822	306	(11)	3,117	86.5	95.6
RMBS	7,583	6,907	195	(572)	6,530	91.1	86.1
CMBS	2,179	2,156	63	(166)	2,053	98.9	94.2
ABS	4,574	4,280	82	(251)	4,111	93.6	89.9
Redeemable preferred stock	21	23	1	-	24	109.5	114.3
Total fixed income securities	$84,390	$79,292	$2,966	$(2,016)	$80,242	94.0	95.1

(1)

Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $684 million, $1.68 billion, $4.67 billion and $1.36 billion, respectively.

(2)

Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.4% for corporates, 101.2% for U.S. government and agencies, 99.7% for municipals and 103.5% for foreign governments. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 103.5% for corporates, 103.0% for U.S. government and agencies, 98.9% for municipals and 108.1% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of March 31, 2011

	Aaa		Aa		A		Baa		Ba or lower (1)		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$6,766	$257	$-	$-	$-	$-	$-	$-	$-	$-	$7,142	$6,766	$257

Municipal
Tax exempt	1,401	79	4,185	72	2,382	(10)	1,232	(64)	509	(92)	10,699	9,709	(15)
Taxable	184	-	2,528	2	1,064	(38)	465	(73)	119	(38)	6,566	4,360	(147)
Auction rate securities	811	(48)	61	(6)	99	(13)	102	(11)	104	(14)	1,270	1,177	(92)
Sub-total	2,396	31	6,774	68	3,545	(61)	1,799	(148)	732	(144)	18,535	15,246	(254)

Corporate
Public	1,293	11	3,055	81	9,843	324	9,923	382	2,544	59	25,542	26,658	857
Privately placed	1,047	10	1,947	50	4,220	162	6,608	190	1,915	31	15,552	15,737	443
Sub-total	2,340	21	5,002	131	14,063	486	16,531	572	4,459	90	41,094	42,395	1,300

Foreign government	1,693	224	522	17	535	32	367	22	-	-	3,262	3,117	295

RMBS
U.S. government sponsored entities	3,628	131	-	-	-	-	-	-	-	-	3,430	3,628	131
Prime residential mortgage-backed securities	375	9	69	-	178	(1)	7	-	577	2	1,276	1,206	10
Alt-A residential mortgage-backed securities	15	-	56	-	62	-	41	1	437	(75)	950	611	(74)
Subprime residential mortgage-backed securities	51	-	83	(19)	46	(6)	91	(25)	814	(394)	1,927	1,085	(444)
Sub-total	4,069	140	208	(19)	286	(7)	139	(24)	1,828	(467)	7,583	6,530	(377)

CMBS	1,063	40	284	-	166	(9)	354	(53)	186	(81)	2,179	2,053	(103)

ABS
Collateralized debt obligations	21	-	642	(7)	471	(39)	279	(56)	432	(86)	2,336	1,845	(188)
Consumer and other asset-backed securities	1,305	21	397	2	340	2	199	(1)	25	(5)	2,238	2,266	19
Sub-total	1,326	21	1,039	(5)	811	(37)	478	(57)	457	(91)	4,574	4,111	(169)

Redeemable preferred stock	-	-	1	-	-	-	23	1	-	-	21	24	1
Total fixed income securities	$19,653	$734	$13,830	$192	$19,406	$404	$19,691	$313	$7,662	$(693)	$84,390	$80,242	$950

(1)

Securities rated below investment grade comprise securities with a rating of Ba or lower. As of March 31, 2011, 62% of our below investment grade gross unrealized losses were concentrated in RMBS, specifically Alt-A and Subprime, and CMBS. The fair value of these securities totaled $1.24 billion, an increase of 2.0%, compared to $1.22 billion as of December 31, 2010, due to improved valuations resulting from tighter credit spreads driven by lower risk premiums. Gross unrealized losses on these securities totaled $571 million as of March 31, 2011, a decrease of 17.0%, compared to $688 million as of December 31, 2010, due to improved valuations, impairment write-downs, sales and principal collections, partially offset by the downgrade of certain securities to below investment grade during the first quarter of 2011.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

Impairment write-downs	$(114)	$(198)	$(137)	$(239)	$(223)
Change in intent write-downs	(69)	(75)	(30)	(67)	(32)
Net other-than-temporary impairment losses recognized in earnings	(183)	(273)	(167)	(306)	(255)
Sales	283	134	319	145	88
Valuation of derivative instruments	22	144	(133)	(283)	(155)
Settlements of derivative instruments	(89)	35	(152)	(27)	(30)
EMA limited partnership income	63	76	(11)	20	4
Total	$96	$116	$(144)	$(451)	$(348)

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$111	$118	$132	$153	$165
Taxable	169	154	152	143	130
Equity securities	18	25	16	23	20
Mortgage loans	-	1	-	-	1
Cost limited partnership interests (1)	5	10	3	3	3
Short-term	1	-	1	1	1
Other	1	1	1	5	1
Sub-total	305	309	305	328	321
Less: Investment expense	(21)	(18)	(21)	(18)	(17)
Net investment income	$284	$291	$284	$310	$304
Net investment income, after-tax	$219	$225	$225	$249	$247

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.8	4.9	4.9	4.9	4.9
Equivalent yield for tax-exempt	7.0	7.1	7.1	7.1	7.1
Taxable	3.6	3.4	3.4	3.5	3.5
Equity securities	1.9	2.7	2.0	2.9	2.0
Mortgage loans	6.7	7.1	4.2	5.4	6.0
Cost limited partnership interests	2.9	5.8	2.0	1.8	2.4
Total portfolio (3)	3.7	3.8	3.7	3.9	3.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(13)	$(29)	$76	$(23)	$(4)
Taxable	(29)	(11)	25	6	(43)
Equity securities	124	10	68	25	14
Limited partnership interests	46	44	(13)	15	(7)
Derivatives and other	(71)	68	(263)	(129)	(150)
Total	$57	$82	$(107)	$(106)	$(190)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(64)	$(63)	$(57)	$(96)	$(79)
Change in intent write-downs (4)	(27)	(33)	(10)	(10)	(9)
Net other-than-temporary impairment losses recognized in earnings	(91)	(96)	(67)	(106)	(88)
Sales (4)	172	65	228	121	41
Valuation of derivative instruments	26	47	(143)	(134)	(101)
Settlements of derivative instruments	(95)	21	(118)	3	(49)
EMA limited partnership income	45	45	(7)	10	7
Total	$57	$82	$(107)	$(106)	$(190)

AVERAGE INVESTED ASSETS (in billions) (5)	$34.7	$34.7	$34.9	$34.8	$34.6

(1)	At March 31, 2011, Property-Liability has commitments to invest in additional limited partnership interests totaling $915 million.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments includes fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)

Includes $3 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months ended March 31, 2011.

(5)

Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year. For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2010	2010	2010	2010

NET INVESTMENT INCOME
Fixed income securities	$607	$614	$631	$646	$652
Equity securities	1	2	1	2	1
Mortgage loans	89	89	92	99	103
Cost limited partnership interests (1)	5	11	3	4	3
Short-term	1	-	1	-	1
Other	9	5	3	-	(2)
Sub-total	712	721	731	751	758
Less: Investment expense	(28)	(29)	(24)	(28)	(27)
Net investment income	$684	$692	$707	$723	$731
Net investment income, after-tax	$449	$453	$463	$473	$478

PRE-TAX YIELDS (2)
Fixed income securities	5.0	5.0	5.0	5.1	5.1
Equity securities	3.3	3.6	2.8	3.5	2.3
Mortgage loans	5.4	5.3	5.2	5.4	5.3
Cost limited partnership interests	2.7	7.0	1.8	3.3	1.9
Total portfolio (3)	4.8	4.8	4.8	4.8	4.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$15	$(85)	$(19)	$(177)	$(92)
Equity securities	(2)	1	15	20	-
Mortgage loans	(4)	(17)	(1)	(28)	(25)
Limited partnership interests	22	28	(6)	9	(15)
Derivatives and other	8	109	(27)	(177)	(30)
Total	$39	$36	$(38)	$(353)	$(162)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(50)	$(134)	$(80)	$(143)	$(144)
Change in intent write-downs	(42)	(42)	(20)	(57)	(23)
Net other-than-temporary impairment losses recognized in earnings	(92)	(176)	(100)	(200)	(167)
Sales	111	68	89	18	44
Valuation of derivative instruments	(4)	99	10	(149)	(54)
Settlements of derivative instruments	6	14	(34)	(30)	19
EMA limited partnership income	18	31	(3)	8	(4)
Total	$39	$36	$(38)	$(353)	$(162)

AVERAGE INVESTED ASSETS (in billions) (4)	$60.2	$61.0	$61.4	$62.5	$63.9

(1)	At March 31, 2011, Allstate Financial has commitments to invest in additional limited partnership interests totaling $736 million.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments include fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)

Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year. For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses.  Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.